SECURITIES AND EXCHANGE COMMISSION
                                               WASHINGTON, DC 20549



                                                  Amendment No. 1
                                                     FORM 8-K

                                                  CURRENT REPORT
                                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                                            SECURITIES AND EXCHANGE ACT


         Date of report (Date of earliest event reported): January 25,  2000
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                                             ARTHUR TREACHER'S, INC..
                                             ------------------------
                          (Exact Name of Registrant as Specified in Charter)


 UTAH                            0-22315                          34-1413104
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(State or Other Jurisdiction  (Commission                     (IRS Employer
  of Incorporation)            File Number)                 Identification No.)

             7400 BAYMEADOWS WAY, SUITE 300, JACKSONVILLE FLA.  32256
               --------------------------------------------------------------
     (Address of Principal Executive Offices)                 (Zip Code)


       Registrant's telephone number, including area code:   (904) 739-1200
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Item 4.  Changes in Registrant's Certifying Accountant.

         On January 27, 2000 Lytkowski & Co., Inc. (the "Former Accountant") for Arthur Treacher's, Inc. (the "Company") resigned. The Former Accountant had served as the Company's independent public accountant prior to its resignation for fiscal year ended June 30, 1999. The Former Accountant's report on the financial statements for the past year did not contain any adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to any uncertainty, audit scope or accounting principles. There were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure during the fiscal year ended June 30, 1999 or for the interim periods through January 27, 2000.

          The Company has engaged Daris Monk & Company to replace the Former Accountant as the Company's independent certifying public accountant. The engagement of the new accountant was ratified by the Company's Board of Directors on March 19, 2000.


Item 7.  Financial Statements and Exhibits

         (c) Exhibits:

                  16.1 Letter on change in certifying public accountant.


                                                    SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


May 16, 2000                                ARTHUR TREACHER'S INC.
                                             By:/s/ William Saculla, President
                                                    William Saculla, President